Exhibit 99.2

Independence Realty Trust

Q3 2015 Earnings Release & Supplemental Information

NYSE MKT: IRT
www.irtreit.com

TABLE OF CONTENTS Company Information 3 Forward-Looking Statements 4 Earnings Release Text 5 Financial Highlights 8 Balance Sheets 9 Statements of Operations, FFO & CORE FFO Trailing 5 Quarters 10 Three and Nine Months Ended September 30, 2015 11 Adjusted EBITDA Reconciliations Trailing 5 Quarters 12 Three and Nine Months Ended September 30, 2015 12 Same-Store Portfolio Net Operating Income Trailing 5 Quarters 13 Three and Nine Months Ended September 30, 2015 14 Net Operating Income Bridge 15 Debt and Capitalization Overview 16 Property Summary 17 NOI Exposure by Market 18 Definitions 19

Independence Realty Trust

September 30, 2015

Company Information:

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Corporate Headquarters	2929 Arch Street
17th Floor, Cira Centre
Philadelphia, Pa 19104
215.243.9000

Trading Symbol	NYSE MKT: “IRT”

Investor Relations Contact	Andres Viroslav
2929 Arch Street
17th Floor, Cira Centre
Philadelphia, Pa 19104
215.243.9000

Investor Information:

	For the Three-Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Common Shares & Units:
Share Price, period end	$7.21	$7.53	$9.49	$9.31	$9.68
Share Price, high	$8.57	$9.65	$9.78	$10.29	$10.84
Share Price, low	$6.95	$7.45	$9.07	$8.96	$9.40
Dividends declared	$0.18	$0.18	$0.18	$0.18	$0.18
Dividend yield, period end	10.0%	9.6%	7.6%	7.7%	7.4%

Forward-Looking Statements

This supplemental information may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “trend”, “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “outlook,” “project,” “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in IRT’s filings with the Securities and Exchange Commission. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Third Quarter 2015 Financial Results and Provides Quarterly Supplemental Information

PHILADELPHIA, PA — October 30, 2015 — Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT) today announced its third quarter 2015 financial results. All per share results are reported on a diluted basis.

Results for the Quarter

•	Core Funds from Operations (“CFFO”) per share increased 18% to $0.20 for the quarter ended September 30, 2015 from $0.17 for the quarter ended September 30, 2014.

•	Earnings per share (“EPS”) was $0.68 for the quarter ended September 30, 2015 as compared to $0.00 for the quarter ended September 30, 2014.

•	Earnings before interest, taxes, depreciation and amortization and before acquisition expenses (“Adjusted EBITDA”), increased 89% to $11.7 million for the quarter ended September 30, 2015 from $6.2 million for the quarter ended September 30, 2014.

•	On September 17, 2015, IRT completed the acquisition of Trade Street Residential, Inc. (“TSRE”) adding nineteen properties or 4,989 units to its portfolio

Results for the Nine Months

•	CFFO per share increased 7.5% to $0.57 for the nine-months ended September 30, 2015 from $0.53 for the nine-months ended September 30, 2014.

•	EPS was $0.71 for the nine-months ended September 30, 2015 as compared to $0.14 for the nine-months ended September 30, 2014.

•	Adjusted EBITDA increased 111% to $32.1 million for the nine months ended September 30, 2015 from $15.2 million for the nine months ended September 30, 2014.

Scott Schaeffer, IRT’s Chairman and CEO said, “During the quarter we completed the acquisition of Trade Street Residential which added 19 properties and grew the portfolio to over $1.4 billion. We remain focused on maximizing the operating performance of the portfolio and reducing leverage.”

Same-Store Property Operating Results

	Third Quarter 2015 Compared	Nine-Months Ended 9/30/15 Compared
	to Third Quarter 2014(1)	to Nine-Months Ended 9/30/14(2)

Rental income	4.7% increase	4.2% increase

Total revenues	5.2% increase	4.6% increase

Property level operating expenses	8.8% increase	3.9% increase

Net operating income (“NOI”)	2.0% increase	5.4% increase

Portfolio average occupancy	93.8%, or a 1.4% increase	94.3%, or a 0.3% decrease

Portfolio average rental rate	3.6% increase to $811	4.9% increase to $807

(1)	For 19 properties containing 5,342 apartment units owned since July 1, 2014.
(2)	For 10 properties containing 2,790 apartment units owned since January 1, 2014.

Capital Expenditures

For the three months ended September 30, 2015, our recurring capital expenditures for the total portfolio was $1.5 million, or $140 per unit. For the nine months ended September 30, 2015, our recurring capital expenditures for the total portfolio was $3.4 million, or $354 per unit.

Selected Financial Information

See Schedule I to this Release for selected financial information for IRT.

Trade Street Acquisition

On September 17, 2015, IRT completed the acquisition of TSRE adding nineteen high-quality properties or 4,989 units to its portfolio. As a result of the acquisition, each outstanding share of TSRE common stock was automatically converted into (a) $3.80 in cash and (b) 0.4108 shares of IRT common stock. In connection with the acquisition, IRT paid approximately $139.8 million in cash and issued approximately 15.1 million shares of common stock to former TSRE stockholders. On a fully diluted basis following the closing of the merger, legacy IRT stockholders owned approximately 68% of the combined company, and former TSRE stockholders owned approximately 32% of the combined company. In addition, in connection with the merger, the holder of all TSRE operating partnership common units not held by TSRE contributed those units to IRT’s operating partnership in exchange for approximately 1.9 million IRT operating partnership common units exchangeable for a like number of shares of IRT common stock.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CFFO, Adjusted EBITDA and NOI. A reconciliation of IRT’s reported net income (loss) allocable to common shares to its FFO and CFFO is included as Schedule II to this release. A reconciliation of IRT’s same store NOI to its reported net income (loss) allocable to common shares is included as Schedule III to this release. A reconciliation of IRT’s Adjusted EBITDA, to net income (loss) is included as Schedule IV to this release. See Schedule V to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Distributions

On October 19, 2015, IRT’s Board of Directors declared monthly cash dividends for the fourth quarter of 2015 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the fourth quarter. The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date
October 2015	$0.06	10/30/2015	11/16/2015
November 2015	$0.06	11/30/2015	12/15/2015
December 2015	$0.06	12/31/2015	01/15/2016

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Friday, October 30, 2015 from the investor relations section of the IRT website at www.irtreit.com or by dialing 1.877.787.3988, access code 58477002. For those who are not available to listen to the live call, the replay will be available shortly following the live call on IRT’s website and telephonically until Friday, November 6, 2015, by dialing 855.859.2056, access code 58477002.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors. The supplemental information is available via the Company’s website, www.irtreit.com, through the “Investor Relations” section.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “trend”, “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “outlook,” “project,” “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in IRT’s filings with the Securities and Exchange Commission. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Andres Viroslav

215.243.9000

aviroslav@irtreit.com

FINANCIAL HIGHLIGHTS

Dollars in thousands, except per share data

	For the Three-Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Selected Financial Information:

Operating Statistics:
Total revenue	$25,492	$22,718	$21,657	$16,349	$13,049
Total property operating expenses	$11,945	$10,517	$10,095	$7,689	$6,144
Net operating income	$13,547	$12,201	$11,562	$8,660	$6,905
NOI margin	53.1%	53.7%	53.4%	53.0%	52.9%
Adjusted EBITDA	$11,742	$10,518	$9,851	$7,673	$6,212
Net income available to common shares	$24,015	$337	$(233)	$189	$(56)
Earnings per share — diluted	$0.68	$0.01	$(0.01)	$0.01	$—
FFO per share — diluted	$0.86	$0.18	$0.18	$0.14	$0.14
CORE FFO per share — diluted	$0.20	$0.19	$0.19	$0.17	$0.17
Dividends per share	$0.18	$0.18	$0.18	$0.18	$0.18
CORE FFO payout ratio	90.0%	94.7%	94.7%	105.9%	105.9%

Portfolio Data:
Total gross assets (total assets plus accumulated depreciation)	$1,448,559	$754,347	$721,293	$717,526	$489,871
Total number of properties	50	31	30	30	22
Total units	14,044	9,055	8,819	8,819	6,470
Total portfolio average occupancy	94.0%	93.6%	93.5%	91.9%	93.1%
Total portfolio average effective monthly rent, per unit	$950	$840	$827	$792	$791
Same store portfolio average occupancy (a)	93.8%	93.5%	93.3%	92.3%	92.4%
Same store portfolio average effective monthly rent, per unit (a)	$811	$807	$793	$788	$783

Capitalization:
Total debt	$993,908	$457,202	$422,613	$418,901	$253,833
Common share price, period end	$7.21	$7.53	$9.49	$9.31	$9.68
Market equity capitalization	$362,127	$249,915	$314,852	$307,998	$253,238
Total market capitalization	$1,356,035	$707,117	$737,465	$726,899	$507,071
Total debt/total gross assets	68.6%	60.6%	58.6%	58.4%	51.8%
Net debt (b) / total market capitalization	72.0%	61.6%	54.7%	55.6%	43.2%
Net debt (b) to adjusted EBITDA	12.4x (c)	10.4x	10.2x	13.2x	8.8x
Interest coverage	2.1x (c)	2.5x	2.4x	2.6x	2.7x

Common shares and OP Units:
Shares outstanding	47,070,678	31,933,218	31,894,751	31,800,076	25,801,540
OP units outstanding	3,154,936	1,255,983	1,282,450	1,282,450	359,423

Common shares - diluted	50,225,614	33,189,201	33,177,201	33,082,526	26,160,963
Weighted average common shares, diluted	35,472,807	33,066,770	31,768,468	28,578,949	24,011,540

(a)	Same store includes 19 properties which represents 5,342 units.
(b)	Net debt equals total debt less cash and cash equivalents.
(c)	Annualized assuming the TSRE merger occurred at the beginning of the period.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Assets
Investments in real estate at cost	$1,400,892 (a)	$716,581	$689,867	$689,112	$444,050
Less: accumulated depreciation	(35,304)	(31,188)	(27,261)	(23,376)	(20,848)

Investments in real estate, net	1,365,588	685,393	662,606	665,736	423,202
Cash and cash equivalents	16,939	21,568	19,084	14,763	34,786
Restricted cash	7,330	6,335	6,228	5,206	4,870
Accounts receivable and other assets	5,153	6,689	1,818	2,270	2,748
Intangible assets, net	7,544	182	1,342	3,251	1,327
Deferred costs, net	10,701	2,992	2,954	2,924	2,090

Total assets	$1,413,255	$723,159	$694,032	$694,150	$469,023

Liabilities and Equity
Total indebtedness	$993,908	$457,202	$422,613	$418,901	$253,833
Accounts payable and accrued expenses	18,724	10,922	10,691	8,353	7,407
Accrued interest payable	558	30	31	49	30
Dividends payable	2,427	1,982	1,982	1,982	1,567
Other liabilities	3,183	1,893	1,860	1,831	1,205

Total liabilities	1,018,800	472,029	437,177	431,116	264,042

Equity
Shareholders’ Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	471	318	318	318	258
Additional paid in capital	377,989	267,566	267,695	267,683	213,006
Accumulated other comprehensive income (loss)	5	—	—	—	—
Retained earnings (deficit)	(10,174)	(28,065)	(22,680)	(16,728)	(11,560)

Total shareholders’ equity	368,291	239,819	245,333	251,273	201,704
Noncontrolling Interests	26,164	11,311	11,522	11,761	3,277

Total equity	394,455	251,130	256,855	263,034	204,981

Total liabilities and equity	$1,413,255	$723,159	$694,032	$694,150	$469,023

(a)	Includes $3,283 of a parcel of land acquired with the TSRE merger.

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three-Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Revenue:
Rental income	$22,758	$20,268	$19,443	$14,996	$11,872
Reimbursement and other income	2,734	2,450	2,214	1,353	1,177

Total revenue	25,492	22,718	21,657	16,349	13,049
Expenses:
Real estate operating expenses	11,945	10,517	10,095	7,689	6,144
General and administrative expense	546	423	499	343	248
Asset management fees - Base	1,259	1,046	1,001	644	445
Asset management fees - Incentive	—	214	211	—	—
Acquisition expense	12,830	168	33	641	687
Depreciation and amortization expense	4,704	5,720	6,038	3,856	3,309

Total expenses	31,284	18,088	17,877	13,173	10,833

Operating Income (loss)	(5,792)	4,630	3,780	3,176	2,216
Interest expense	(5,094)	(4,277)	(4,022)	(2,986)	(2,281)
Interest income	18	—	1	5	7
TSRE financing extinguishment and employee separation expenses	(27,508)	—	—	—	—
Gains (losses) on TSRE merger and property acquisitions	64,012	—	—	—	—

Net income (loss)	25,636	353	(241)	195	(58)
(Income) loss allocated to noncontrolling interests	(1,621)	(16)	8	(6)	2

Net income (loss) available to common shares	$24,015	$337	$(233)	$189	$(56)

EPS - basic	$0.71	$0.01	$(0.01)	$0.01	$—

Weighted-average shares outstanding - Basic	33,962,015	31,794,822	31,768,468	28,174,568	24,011,540

EPS - diluted	$0.68	$0.01	$(0.01)	$0.01	$—

Weighted-average shares outstanding - Diluted	35,472,807	33,066,770	31,768,468	28,578,949	24,011,540

Funds From Operations (FFO):
Net Income (loss)	$25,636	$353	$(241)	$195	$(58)
Add-Back (Deduct):
Income allocated to preferred units	—	—	—	(6)	2
Depreciation	4,704	5,720	6,038	3,856	3,309

FFO	$30,340	$6,073	$5,797	$4,045	$3,253

FFO per share—diluted	$0.86	$0.18	$0.18	$0.14	$0.14

CORE Funds From Operations (CFFO):
FFO	$30,340	$6,073	$5,797	$4,045	$3,253
Add-Back (Deduct):
Equity based compensation	217	10	70	32	31
Amortization of deferred financing costs	121	120	117	95	68
Acquisition expenses	12,830	168	33	641	687
TSRE financing extinguishment and employee separation expenses	27,508	—	—	—	—
(Gains) losses on TSRE merger and property acquisitions	(64,012)	—	—	—	—

CFFO	$7,004	$6,371	$6,017	$4,813	$4,039

CFFO per share—diluted	$0.20	$0.19	$0.19	$0.17	$0.17

STATEMENT OF OPERATIONS, FFO & CORE FFO

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2015

Dollars in thousands, except per share data

	Three-Months Ended September 30		Nine-Months Ended September 30
	2015	2014	2015	2014
Revenue:
Rental income	$22,758	11,872	$62,469	29,838
Reimbursement and other income	2,734	1,177	7,398	2,984

Total revenue	25,492	13,049	69,867	32,822
Expenses:
Real estate operating expenses	11,945	6,144	32,557	15,706
General and administrative expense	546	248	1,468	794
Asset management fees - Base	1,259	445	3,306	1,092
Asset management fees - Incentive	—	—	425	—
Acquisition expense	12,830	687	13,031	1,201
Depreciation and amortization expense	4,704	3,309	16,462	8,664

Total expenses	31,284	10,833	67,249	27,457

Operating Income (loss)	(5,792)	2,216	2,618	5,365
Interest expense	(5,094)	(2,281)	(13,393)	(5,510)
Interest income	18	7	19	12
TSRE financing extinguishment and employee separation expenses	(27,508)	—	(27,508)	—
Gains (losses) on TSRE merger and property acquisitions	64,012	—	64,012	2,882

Net income (loss)	25,636	(58)	25,748	2,749
(Income) loss allocated to noncontrolling interests	(1,621)	2	(1,629)	2

Net income (loss) available to common shares	$24,015	$(56)	$24,119	$2,751

EPS - basic	$0.71	$—	$0.74	$0.14

Weighted-average shares outstanding - Basic	33,962,015	24,011,540	32,516,470	19,004,591

EPS - diluted	$0.68	$—	$0.71	$0.14

Weighted-average shares outstanding - Diluted	35,472,807	24,011,540	33,874,170	19,040,301

Funds From Operations (FFO):
Net Income (loss)	$25,636	$(58)	$25,748	$2,749
Add-Back (Deduct):
Income allocated to preferred units	—	2	—	2
Depreciation	4,704	3,309	16,462	8,664

FFO	$30,340	$3,253	$42,210	$11,415

FFO per share—diluted	$0.86	$0.14	$1.25	$0.60

CORE Funds From Operations (CFFO):
FFO	$30,340	$3,253	$42,210	$11,415
Add-Back (Deduct):
Equity based compensation	217	31	297	174
Amortization of deferred financing costs	121	68	358	171
Acquisition expenses	12,830	687	13,031	1,201
TSRE financing extinguishment and employee separation expenses	27,508	—	27,508	—
(Gains) losses on TSRE merger and property acquisitions	(64,012)	—	(64,012)	(2,882)

CFFO	$7,004	$4,039	$19,392	$10,079

CFFO per share—diluted	$0.20	$0.17	$0.57	$0.53

ADJUSTED EBITDA RECONCILIATIONS

Dollars in thousands, except per share data

	Three-Months Ended		Nine-Months Ended
	September 30		September 30
	2015	2014	2015	2014
Net income (loss)	$25,636	$(58)	$25,748	$2,749
Add-Back (Deduct):
Depreciation and amortization	4,704	3,309	16,462	8,664
Interest expense	5,094	2,281	13,393	5,510
Interest Income	(18)	(7)	(19)	(12)
Acquisition expense	12,830	687	13,031	1,201
TSRE financing extinguishment and employee separation expenses	27,508	—	27,508	—
(Gains) losses on TSRE merger and property acquisitions	(64,012)	—	(64,012)	(2,882)

Adjusted EBITDA	$11,742	$6,212	$32,111	$15,230

	For the Three-Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Net income (loss)	$25,636	$353	$(241)	$195	$(58)
Add-Back (Deduct):
Depreciation and amortization	4,704	5,720	6,038	3,856	3,309
Interest expense	5,094	4,277	4,022	2,986	2,281
Interest Income	(18)	—	(1)	(5)	(7)
Acquisition expense	12,830	168	33	641	687
TSRE financing extinguishment and employee separation expenses	27,508	—	—	—	—
(Gains) losses on TSRE merger and property acquisitions	(64,012)	—	—	—	—

Adjusted EBITDA	$11,742	$10,518	$9,851	$7,673	$6,212

SAME-STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three-Months Ended (a)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Revenue:
Rental income	$11,612	$11,521	$11,325	$11,119	$11,089
Reimbursement and other income	1,302	1,271	1,219	1,143	1,183

Total revenue	12,914	12,792	12,544	12,262	12,272

Operating Expenses:
Real estate taxes	1,176	1,009	1,126	1,123	1,106
Property insurance	383	391	383	385	374
Personnel expenses	1,549	1,452	1,395	1,435	1,401
Utilities	1,122	999	1,098	1,058	1,046
Repairs and maintenance	639	618	410	498	545
Management fees	481	463	471	450	454
Contract services	362	364	357	357	388
Advertising expenses	183	198	201	176	183
Other expenses	480	508	431	403	364

Total operating expenses	6,375	6,002	5,872	5,885	5,861

Net operating income	$6,539	$6,790	$6,672	$6,377	$6,411

NOI Margin	50.6%	53.1%	53.2%	52.0%	52.2%
Average Occupancy	93.8%	93.5%	93.3%	92.3%	92.4%
Average effective monthly rent, per unit	$811	$807	$793	$788	$783

Reconciliation of Same-Store Net Operating Income to Net Income (loss)
Same-store net operating income (a)	$6,539	$6,790	$6,672	$6,377	$6,411
Non same-store net operating income	7,008	5,411	4,890	2,283	494
Asset management fees	(1,259)	(1,260)	(1,212)	(644)	(445)
General and administrative expenses	(546)	(423)	(499)	(343)	(248)
Acquisition expenses	(12,830)	(168)	(33)	(641)	(687)
Depreciation and amortization	(4,704)	(5,720)	(6,038)	(3,856)	(3,309)
Interest expense	(5,094)	(4,277)	(4,022)	(2,986)	(2,281)
Interest income	18	—	1	5	7
TSRE financing extinguishment and employee separation expenses	(27,508)	—	—	—	—
Gains (losses) on TSRE merger and property acquisitions	64,012	—	—	—	—
(Income) loss allocated to noncontrolling interests	(1,621)	(16)	8	(6)	2

Net income (loss) available to common shares	$24,015	$337	$(233)	$189	$(56)

(a)	Same store includes 19 properties which represents 5,342 units.

SAME-STORE PORTFOLIO NET OPERATING INCOME

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2015

Dollars in thousands, except per share data

	Three-Months Ended September 30 (a)			Nine-Months Ended September 30 (b)
			%			%
	2015	2014	change	2015	2014	change
Revenue:
Rental income	$11,612	$11,089	4.7%	$17,915	$17,191	4.2%
Reimbursement and other income	1,302	1,183	10.1%	2,297	2,124	8.1%

Total revenue	12,914	12,272	5.2%	20,212	19,315	4.6%

Operating Expenses:
Real estate taxes	1,176	1,106	6.3%	1,715	1,756	-2.3%
Property insurance	383	374	2.4%	550	576	-4.5%
Personnel expenses	1,549	1,401	10.6%	2,268	2,138	6.1%
Utilities	1,122	1,046	7.3%	2,024	1,951	3.7%
Repairs and maintenance	639	545	17.2%	936	933	0.3%
Management fees	481	454	5.9%	799	764	4.6%
Contract services	362	388	-6.7%	522	561	-7.0%
Advertising expenses	183	183	0.0%	281	264	6.4%
Other expenses	480	364	31.9%	857	637	34.5%

Total operating expenses	6,375	5,861	8.8%	9,952	9,580	3.9%

Net operating income	$6,539	$6,411	2.0%	$10,260	$9,735	5.4%

NOI Margin	50.6%	52.2%	-1.6%	50.8%	50.4%	0.4%
Average Occupancy	93.8%	92.4%	1.4%	94.3%	94.6%	-0.3%
Average effective monthly rent, per unit	$811	$783	3.6%	$807	$769	4.9%

Reconciliation of Same-Store Net Operating Income to Net Income (loss)
Same-store portfolio net operating income (a) (b)	$6,539	$6,411		$10,260	$9,735
Non same-store net operating income	7,008	494		27,050	7,381
Asset management fees	(1,259)	(445)		(4,156)	(1,092)
General and administrative expenses	(546)	(248)		(1,043)	(794)
Acquisition expenses	(12,830)	(687)		(13,031)	(1,201)
Depreciation and amortization	(4,704)	(3,309)		(16,462)	(8,664)
Interest expense	(5,094)	(2,281)		(13,393)	(5,510)
Interest income	18	7		19	12
TSRE financing extinguishment and employee separation expenses	(27,508)	—		(27,508)	—
Gains (losses) on merger with TSRE and property acquisitions	64,012	—		64,012	2,882
(Income) loss allocated to noncontrolling interests	(1,621)	2		(1,629)	2

Net income (loss) available to common shares	$24,015	$(56)		$24,119	$2,751

(a)	Same store portfolio for the three months ended September 30, 2015 and 2014 includes 19 properties which represents 5,342 units.

NET OPERATING INCOME (NOI) BRIDGE

Dollars in thousands, except per share data

	For the Three-Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Property revenue
Same store (a)	$12,914	$12,792	$12,544	$12,262	$12,272
Non same store	12,578	9,926	9,113	4,087	777
Other	—	—	—	—	—

Total property revenue	25,492	22,718	21,657	16,349	13,049

Property expenses
Same store (a)	6,375	6,002	5,872	5,885	5,861
Non same store	5,570	4,515	4,223	1,804	283
Other	—	—	—	—	—

Total property expenses	11,945	10,517	10,095	7,689	6,144

Net operating income
Same store (a)	6,539	6,790	6,672	6,377	6,411
Non same store	7,008	5,411	4,890	2,283	494
Other	—	—	—	—	—

Total property net operating income	$13,547	$12,201	$11,562	$8,660	$6,905

Reconciliation of NOI to GAAP net income (loss)
Total property net operating income	$13,547	$12,201	$11,562	$8,660	$6,905
General and administrative expense	(546)	(423)	(499)	(343)	(248)
Asset management fees - base	(1,259)	(1,046)	(1,001)	(644)	(445)
Asset management fees - incentive	—	(214)	(211)	—	—
Acquisition expense	(12,830)	(168)	(33)	(641)	(687)
Depreciation and amortization expense	(4,704)	(5,720)	(6,038)	(3,856)	(3,309)
Interest expense	(5,094)	(4,277)	(4,022)	(2,986)	(2,281)
Interest income	18	—	1	5	7
TSRE financing extinguishment and employee separation expenses	(27,508)	—	—	—	—
Gains (losses) on TSRE merger and property acquisitions	64,012	—	—	—	—
Income (loss) allocated to noncontrolling interest	(1,621)	(16)	8	(6)	2

Net income (loss) allocable to common shares	$24,015	$337	$(233)	$189	$(56)

(a)	Same store portfolio includes 19 properties which represents 5,342 units.

DEBT AND CAPITALIZATION SUMMARY Dollars in thousands, except per share data Amount Rate Type Weighted Average Maturity (in years) Debt: Credit facility (a) $ 271,500 2.6% Floating (b) 3.0 Bridge term loan 120,000 5.2% Floating (b) 1.5 (c) Mortgages-Fixed rate 563,720 3.8% Fixed 7.0 Mortgages-Floating rate 38,075 2.4% Floating 5.6 Unamortized debt premiums 613 Total Debt 993,908 3.6% 5.2 Market Equity Capitalization, at period end 362,127 Total Capitalization $ 1,356,035 (a) Credit facility total capacity is $325.0 million, of which $271.5 million was drawn as of September 30, 2015. (b) As of September 30, 2015, IRT maintained an LIBOR interest rate cap. The interest rate cap agreement caps LIBOR at 3.0% on $200 million in notional. The remaining term is 2 years. (c) Includes a 6 month extension term included in the bridge term loan. 56.8% 43.2% Fixed v. Floating (b) Fixed Floating $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2015 2016 (c) 2017 (c) 2018 2019 2020 Thereafter $498 $45,385 $123,267 $275,579 $20,245 $4,143 $524,178 Debt Maturity Schedule 73.3% 26.7% Capitalization Debt Market Equity Capitalization

PROPERTY SUMMARY

Dollars in thousands, except per share data

							Average
			Year				Effective
			Built or		Period End	Average	Monthly
		Acquisition	Renovated	Units	Occupancy	Occupancy	Rent, per
Property Name	Location	Date	(a)	(b)	(c)	(d)	unit (e)
Belle Creek	Henderson, CO	4/29/2011	2011	162	96.9%	96.4%	$1,154
Copper Mill	Austin, TX	4/29/2011	2010	320	95.0%	97.2%	888
Crestmont	Marietta, GA	4/29/2011	2010	228	86.0%	92.6%	811
Cumberland Glen	Smyrna, GA	4/29/2011	2010	222	96.4%	95.6%	768
Heritage Trace	Newport News, VA	4/29/2011	2010	200	98.0%	91.8%	685
Tresa	Phoenix, AZ	4/29/2011	2006	360	96.4%	96.7%	872
CentrePoint	Tucson, AZ	12/16/2011	2006	320	95.9%	96.0%	843
Runaway Bay	Indianapolis, IN	10/11/2012	2002	192	97.4%	94.7%	944
Berkshire Square	Indianapolis, IN	9/19/2013	2012	354	93.3%	92.3%	596
The Crossings	Jackson, MS	11/22/2013	2012	432	95.4%	93.4%	786
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	370	94.3%	95.4%	953
Windrush	Edmond, OK	2/28/2014	2011	160	93.8%	91.8%	790
Heritage Park	Oklahoma City, OK	2/28/2014	2011	453	88.5%	88.1%	686
Raindance	Oklahoma City, OK	2/28/2014	2011	504	93.1%	94.1%	559
Augusta	Oklahoma City, OK	2/28/2014	2011	197	94.4%	94.3%	733
Invitational	Oklahoma City, OK	2/28/2014	2011	344	93.9%	92.3%	654
King’s Landing	Creve Coeur, MO	3/31/2014	2005	152	91.0%	95.2%	1,400
Carrington Park	Little Rock, AR	5/7/2014	1999	202	91.6%	91.5%	1,005
Arbors at the Reservoir	Ridgeland, MS	6/4/2014	2000	170	98.2%	96.8%	1,105

Same Store				5,342	93.9%	93.8%	$811

Walnut Hill	Cordova, TN	8/28/2014	2001	360	90.6%	90.7%	921
Lenoxplace	Raleigh, NC	9/5/2014	2012	268	92.9%	95.5%	857
Stonebridge Crossing	Cordova, TN	9/15/2014	1994	500	89.6%	92.5%	768
Bennington Pond	Groveport, OH	11/24/2014	2000	240	95.0%	95.7%	816
Prospect Park	Louisville, KY	12/8/2014	1990	138	89.9%	94.7%	898
Brookside	Louisville, KY	12/8/2014	1987	224	94.2%	96.0%	794
Jamestown	Louisville, KY	12/8/2014	1970	355	91.6%	94.6%	968
Meadows	Louisville, KY	12/8/2014	1988	400	96.0%	96.4%	781
Oxmoor	Louisville, KY	12/8/2014	1999-2000	432	85.9%	88.9%	1,032
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	260	93.1%	92.0%	885
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	300	95.0%	95.5%	1,182
Bayview Club	Indianapolis, IN	5/1/2015	2004	236	87.3%	78.2%	940
Arbors River Oaks	Memphis, TN	9/17/2015	1990	191	90.1%	94.5%	1,195
Aston	Wake Forest, NC	9/17/2015	2013	288	95.1%	95.8%	1,036
Avenues at Craig Ranch	McKinneuy, TX	9/17/2015	2013	334	96.4%	95.6%	1,216
Bridge Pointe	Huntsville, AL	9/17/2015	2002	178	96.1%	95.5%	839
Creekstone at RTP	Durham, NC	9/17/2015	2012	256	94.9%	96.1%	1,130
Fountains Southend	Charlotte, NC	9/17/2015	2013	208	93.8%	96.0%	1,356
Fox Trails	Plano, TX	9/17/2015	1981	286	97.6%	96.4%	991
Lakeshore on the Hill	Chattanooga, TN	9/17/2015	1969	123	95.9%	97.2%	923
Millenia 700	Orlando, FL	9/17/2015	2012	297	97.3%	97.1%	1,321
Miller Creek at German Town	Memphis, TN	9/17/2015	2013	330	94.9%	95.4%	1,223
Pointe at Canyon Ridge	Atlanta, GA	9/17/2015	1986	494	91.5%	92.4%	916
St James at Goose Creek	Goose Creek, SC	9/17/2015	2009	244	94.3%	96.1%	1,067
Talison Row at Daniel Island	Daniel Island, SC	9/17/2015	2013	274	97.8%	97.6%	1,534
The Aventine Greenville	Greenville, SC	9/17/2015	2013	346	92.8%	93.5%	1,152
Trails at Signal Mountain	Chattanooga, TN	9/17/2015	1972	172	98.8%	96.2%	910
Vue at Knoll Trail	Dallas, TX	9/17/2015	1991	114	93.9%	95.0%	886
Waterstone at Brier Creek	Raleigh, NC	9/17/2015	2014	232	93.5%	94.1%	1,218
Waterstone Big Creek	Alpharetta, GA	9/17/2015	2014	370	96.5%	95.3%	1,331
Westmont Commons	Asheville, NC	9/17/2015	2003	252	94.4%	96.3%	1,005

Non Same Store				8,702	93.5%	94.2%	$1,036

TOTAL				14,044	93.8%	94.0%	$950.40

(a)	All dates are for the year in which a significant renovation program was completed, except for Runaway Bay, Arbors at the Reservoir, King’s Landing, Walnut Hill, Stonebridge, Bennington Pond, Prospect Park, Brookside, Jamestown, Meadows, Oxmoor, Stonebridge at the Ranch and Iron Rock Ranch which is the year construction was completed.
(b)	Units represent the total number of apartment units available for rent at September 30, 2015.
(c)	Physical occupancy for each of our properties is calculated as (i) total units rented as of September 30, 2015 divided by (ii) total units available as of September 30, 2015, expressed as a percentage.
(d)	Average occupancy represents the daily average occupied units for the three-month period ended September 30, 2015.
(e)	Average monthly effective monthly rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended September 30, 2015.

NOI EXPOSURE BY MARKET

Dollars in thousands, except per share data

				For the Three Months Ended September 30, 2015
				Average
				Effective
		Gross Real Estate	Period End	Monthly Rent	Net Operating
Market	Units	Assets	Occupancy	per Unit	Income	% of NOI
Louisville. KY	1,549	$159,028	91.4%	$906	$2,316	17.1%
Oklahoma City, OK	1,658	68,100	92.2%	656	1,415	10.4%
Memphis, TN	1,381	134,024	91.2%	976	1,220	9.0%
Austin, TX	620	49,328	95.0%	1,030	1,002	7.4%
Jackson, MS	602	42,077	98.2%	876	870	6.4%
Atlanta, GA	1,314	145,422	92.8%	990	788	5.8%
Indianapolis, IN	782	52,649	92.5%	830	709	5.2%
Little Rock, AR	462	51,631	92.4%	938	695	5.1%
Raleigh, NC	1,044	138,405	94.1%	1,053	675	5.0%
Phoenix, AZ	360	31,325	96.4%	872	583	4.3%
Chicago, IL	370	27,766	94.3%	953	581	4.3%
Tucson, AZ	320	25,455	95.9%	843	486	3.6%
Saint Louis, MO	152	31,325	91.0%	1,400	418	3.1%
Denver, CO	162	8,396	96.9%	1,154	326	2.4%
Charleston, SC	518	78,366	96.2%	1,314	305	2.3%
Columbus, OH	240	17,076	95.0%	816	296	2.2%
Dallas, TX	734	84,374	96.5%	1,077	227	1.7%
Greenville, SC	346	48,055	92.8%	1,152	118	0.9%
Norfolk, VA	200	11,613	98.0%	685	117	0.9%
Orlando, FL	297	47,252	97.3%	1,321	114	0.8%
Charlotte, NC	208	41,622	93.8%	1,356	89	0.7%
Asheville, NC	252	27,975	94.4%	1,005	81	0.6%
Chattanooga, TN	295	25,232	97.6%	915	72	0.5%
Huntsville, AL	178	15,809	96.1%	839	44	0.3%

Total/Weighted Average	14,044	$1,362,305	93.8%	$950	$13,547	100.0%

DEFINITIONS

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before gains or losses on asset sales, gains or losses on debt extinguishments, depreciation and amortization expenses, interest expense, income taxes, and amortization of deferred financing costs. Adjusted EBITDA is EBITDA before acquisition expenses and gains. EBITDA and Adjusted EBITDA are each non-GAAP measures. We consider EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes, interest and acquisition expenses and gains relating to IRT’s acquisition of TSRE, which permits investors to view income from operations without non-cash items such as depreciation, amortization, the cost of debt or items specific to the TSRE acquisition. The table is a reconciliation of net income applicable to common stockholders to Adjusted EBITDA. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common stock (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO. In connection with the TSRE transaction, IRT modified the calculation of CFFO to adjust for amortization of deferred financing costs and TSRE financing extinguishment and employee separation expenses because these are non-cash items or reflective of investing activities rather than operating performance similar to the other CFFO adjustments. The effect of these modifications on prior periods is reflected in the reconciliation of IRT’s reported net income (loss) allocable to common shares to its FFO and CFFO included herein.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, equity based compensation, amortization of deferred financing costs, and acquisition expenses, TSRE financing extinguishment and employee separation expenses, gain on TSRE merger and property acquisitions and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT also believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. IRT also uses CFFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, acquisition expenses and general administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT defines same store properties or portfolio as conventional multifamily residential apartments which were owned and operational for the entire periods presented, including each comparative period.